UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section l3 and l5(d) of the
                         Securities Exchange Act of l934


                                January 24, 2006
                Date of report (date of earliest event reported)


                          STANDARD PARKING CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


         000-50796                                16-1171179
(Commission File Number)                 (IRS Employer Identification No.)



           900 N. Michigan Avenue, Suite 1600, Chicago, Illinois 60611
               (Address of Principal Executive Offices) (Zip Code)


                                 (312) 274-2000
              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

     On January 24, 2006, Standard Parking Corporation issued a press release announcing the consummation of its previously announced merger of the Seattle parking operations of Sound Parking into the Company's operations, effective as of December 31, 2005. A copy of this press release is furnished with this Form 8-K as Exhibit 99.1.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    STANDARD PARKING CORPORATION



Date:  January 24, 2006             By:   /s/ G. MARC BAUMANN
                                    -----------------------------
                                          G. Marc Baumann,
                                          Chief Financial Officer